UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  August  7, 2014

LEUCADIA NATIONAL CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

NEW YORK
(State or Other Jurisdiction of Incorporation)

1-5721 (Commission File Number)	13-2615557 (IRS Employer Identification No.)

520 Madison Avenue, NEW YORK, NEW YORK (Address of Principal Executive Offices)	10022 (Zip Code)

212-460-1900
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

The information set forth in the press release issued by Leucadia National Corporation on August 7, 2014, attached hereto as Exhibit 99.1, is incorporated herein by reference.

Item 9.01(c).  Exhibits.

Exhibit No.                                        Description

99.1                          Press Release issued by Leucadia National Corporation on August 7, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 7, 2014

LEUCADIA NATIONAL CORPORATION

By:                           /s/ Joseph A. Orlando
Name:         Joseph A. Orlando
Title:                    Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.                                                      Exhibit

99.1                                        Press Release, dated August 7, 2014